SUPPLEMENTAL OPERATING & FINANCIAL INFORMATION FIRST QUARTER 2021 PHYSICIANS REALTY TRUST NYSE: DOC Exhibit 99.2 March 2021 AdventHealth Wesley Chapel MOB II Wesley Chapel, FL Gwinnett Physicians Center Lawrenceville, GA

2 COMPANY OVERVIEW ABOUT PHYSICIANS REALTY TRUST 4 FIRST QUARTER 2021 HIGHLIGHTS 6 FINANCIAL HIGHLIGHTS 7 FINANCIAL INFORMATION RECONCILIATION OF NON-GAAP MEASURES: FUNDS FROM OPERATIONS (FFO), NORMALIZED FUNDS FROM OPERATIONS (NORMALIZED FFO), AND NORMALIZED FUNDS AVAILABLE FOR DISTRIBUTION (NORMALIZED FAD) 8 RECONCILIATION OF NON-GAAP MEASURES: NET OPERATING INCOME AND ADJUSTED EBITDAre 9 MARKET CAPITALIZATION AND DEBT SUMMARY 10 LEVERAGE STATISTICS AND COVENANT PERFORMANCE 11 MOB SAME-STORE PORTFOLIO PERFORMANCE AND PORTFOLIO OCCUPANCY 12 INVESTMENT ACTIVITY AND CONSTRUCTION LOAN SUMMARY 13 PORTFOLIO DIVERSIFICATION 14 CONSOLIDATED LEASING RELATIONSHIPS AND EXPIRATION SCHEDULE 15 CONSOLIDATED BALANCE SHEETS 16 CONSOLIDATED STATEMENTS OF INCOME 17 REPORTING DEFINITIONS 18 TABLE OF CONTENTS

3 FORWARD-LOOKING STATEMENTS Certain statements made in this supplemental information package constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (set forth in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)). In particular, statements pertaining to our capital resources, portfolio performance and results of operations contain forward-looking statements. Likewise, our pro forma financial statements and our statements regarding anticipated market conditions are forward-looking statements. You can identify forward-looking statements by the use of forward-looking terminology such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “approximately,” “intends,” “plans,” "outlook,” “continue,” “projects,” “pro forma,” “estimates” or “anticipates” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans, expectations, or intentions. Forward-looking statements reflect the views of our management regarding current expectations and projections about future events and are based on currently available information. These forward-looking statements are not guarantees of future performance and involve numerous risks and uncertainties and you should not rely on them as predictions of future events. Forward-looking statements depend on assumptions, data, or methods which may be incorrect or imprecise and we may not be able to realize them. While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance. We disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, of new information, data or methods, future events or other changes after the date of this supplemental information package, except as required by applicable law. You should not place undue reliance on any forward-looking statements that are based on information currently available to us or the third parties making the forward-looking statements. For a discussion of factors that could impact our future results, performance or transactions, see Part I, Item 1A (Risk Factors) of our Annual Report on Form 10- K/A for the fiscal year ended December 31, 2020. NON-GAAP FINANCIAL MEASURES This presentation includes EBITDAre, Adjusted EBITDAre, EBITDAR, Net Operating Income (or NOI), Cash NOI, MOB Same-Store Cash NOI, Funds From Operations (or FFO), Normalized FFO, and Normalized Funds Available For Distribution (or FAD), which are non-GAAP financial measures. For purposes of the Securities and Exchange Commission’s (“SEC”) Regulation G, a non-GAAP financial measure is a numerical measure of a company’s historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable financial measure calculated and presented in accordance with GAAP in the statements of operations, balance sheets or statements of cash flows (or equivalent statements) of the company, or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable financial measure so calculated and presented. As used in this presentation, GAAP refers to generally accepted accounting principles in the United States of America. Our use of the non-GAAP financial measure terms herein may not be comparable to that of other real estate investment trusts. Pursuant to the requirements of Regulation G, we have provided reconciliations of the non-GAAP financial measures to the most directly comparable GAAP financial measures. ADDITIONAL INFORMATION The information in this supplemental information package should be read in conjunction with the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, earnings press release dated May 5, 2021, and other information filed with, or furnished to, the SEC. You can access the Company’s reports and amendments to those reports filed or furnished to the SEC pursuant to Section 13(a) or 15(d) of the Exchange Act in the “Investor Relations” section on the Company’s website (www.docreit.com) under the tab “SEC Filings” as soon as reasonably practicable after they are filed with, or furnished to, the SEC. The information on or connected to the Company’s website is not, and shall not be deemed to be, a part of, or incorporated into this supplemental information package. You also can review these SEC filings and other information by accessing the SEC’s website at http://www.sec.gov.

4 ABOUT PHYSICIANS REALTY TRUST Physicians Realty Trust (NYSE:DOC) (the “Trust,” the “Company,” “DOC,” “we,” “our” and “us”) is a self-managed health care real estate company organized in 2013 to acquire, selectively develop, own, and manage health care properties that are leased to physicians, hospitals, and health care delivery systems. We invest in real estate that is integral to providing high quality health care services. Our properties typically are on a campus with a hospital or other health care facilities or strategically located and affiliated with a hospital or other health care facilities. Our management team has significant public health care REIT experience and long established relationships with physicians, hospitals, and health care delivery system decision makers that we believe will provide quality investment opportunities to generate attractive risk-adjusted returns to our shareholders. We are a Maryland real estate investment trust and elected to be taxed as a REIT for U.S. federal income tax purposes. We conduct our business through an UPREIT structure in which our properties are owned by Physicians Realty L.P., a Delaware limited partnership (the “operating partnership”), directly or through limited partnerships, limited liability companies, or other subsidiaries. We are the sole general partner of the operating partnership and, as of March 31, 2021, owned approximately 97.4% of the partnership interests in the operating partnership (“OP Units”). Unless otherwise indicated, portfolio statistics include amounts attributable to the Company's pro-rata share of unconsolidated joint venture assets and exclude the Company's corporate office building. COMPANY SNAPSHOT As of March 31, 2021 Gross real estate investments (thousands) $ 5,019,592 Total health care properties 274 % Leased 95.8% Total portfolio gross leasable area (sq. ft.) 14,550,809 % of GLA on-campus / affiliated 89% Average remaining lease term for all buildings (years) 6.6 Cash and cash equivalents (thousands) $ 3,949 Net consolidated debt to firm value 26.8% Weighted average interest rate per annum on consolidated debt 3.5% Equity market cap (thousands) $ 3,760,577 Quarterly dividend $ 0.23 Quarter end stock price $ 17.67 Dividend yield 5.21% Common shares outstanding 212,822,677 OP Units outstanding and not owned by DOC 5,683,964 Dilutive restricted common shares and units 1,105,480 Consolidated firm value (thousands) $ 5,319,355

PHYSICIANS REALTY TRUST

ABOUT PHYSICIANS REALTY TRUST (CONTINUED)

BOARD OF TRUSTEES

Tommy G. Thompson
Chairman

John T. Thomas
President
Chief Executive Officer

Stanton D. Anderson
Compensation Committee Chair

Mark A. Baumgartner
Audit Committee Chair

Albert C. Black
Nominating and Corporate Governance Committee Chair

William A. Ebinger, M.D.
Trustee

Pamela J. Kessler
Trustee

Richard A. Weiss
Finance and Investment Committee Chair

MANAGEMENT TEAM

John T. Thomas
President
Chief Executive Officer

Jeffrey N. Theiler
Executive Vice President
Chief Financial Officer

D. Deeni Taylor
Executive Vice President
Chief Investment Officer

Mark D. Theine
Executive Vice President
Asset & Investment Management

John W. Lucey
Chief Accounting and Administrative Officer

Daniel M. Klein
Senior Vice President
Deputy Chief Investment Officer

Bradley D. Page
Senior Vice President
General Counsel

Laurie P. Becker
Senior Vice President
Controller

Amy M. Hall
Senior Vice President
Leasing & Physician Strategy

LOCATION AND CONTACT INFORMATION

Corporate Headquarters
309 N. Water Street, Suite 500
Milwaukee, WI 53202
(414) 367-5600

Independent Registered Public Accounting Firm
Ernst & Young
Chicago, IL 60606
(312) 879-2000

Corporate and REIT Tax Counsel
Baker & McKenzie LLP
Richard Lipton, Senior Counsel
Chicago, IL 60601
(312) 861-8000

COVERING ANALYSTS

- C. Kucera - B. Riley
- J. Dennerlein - Bank of America Merrill Lynch
- C. Siversky - Berenberg Capital Markets LLC
- J. Sanabria - BMO Capital Markets Corp.
- M. Gorman - BTIG
- D. Bernstein - Capital One Securities
- N. Joseph - Citi
- K. Bauser - Colliers Securities
- M. Ross - Compass Point
- J. Petersen - Jefferies LLC
- J. Sadler - Keybanc Capital Markets Inc.
- T. Okusanya - Mizuho Securities USA
- V. Malhotra - Morgan Stanley
- J. Hughes - Raymond James Financial Inc.
- M. Carroll - RBC Capital Markets LLC
- A. Sweitzer - Robert W. Baird & Co.
- S. Manaker - Stifel
- M. Lewis - Truist Securities

The equity analysts listed above are those analysts that have published research material on the Company and are listed as covering the Company. Please note that any opinions, estimates, or forecasts regarding the Company's performance made by the analysts listed above do not represent the opinions, estimates, or forecasts of the Company or its management. The Company does not by its reference above imply its endorsement of or concurrence with any information, conclusions or recommendations made by any of such analysts. Interested persons may obtain copies of analysts' reports on their own, as we do not distribute these reports. Several of these firms may, from time to time, own our stock and/or hold other long or short positions on our stock, and may provide compensated services to us.

5

PHYSICIANS REALTY TRUST

FIRST QUARTER 2021 HIGHLIGHTS

OPERATING HIGHLIGHTS

- First quarter 2021 total revenue of $113.3 million, an increase of 5.5% compared to the prior year period
- First quarter 2021 rental revenue of $80.4 million, an increase of 3.2% compared to the prior year period
- Generated quarterly net income per share of $0.08 on a fully diluted basis, an increase of $0.01 to the prior year period
- Generated quarterly normalized funds from operations (Normalized FFO) of $0.27 per share on a fully diluted basis, compared to $0.26 for the same period last year
- New investments and development commitments of $16.3 million during the first quarter
- First quarter MOB Same-Store Cash Net Operating Income (Cash NOI) growth of 2.4% year-over-year
- Declared quarterly dividend of $0.23 per share for the first quarter
- 95.8% of portfolio square footage leased as of March 31, 2021

COMPANY ANNOUNCEMENTS

- March 19, 2021: Announced that our Board of Trustees authorized and declared a cash distribution of $0.23 per common share and OP Unit for the quarterly period ended March 31, 2021. The distribution was paid on April 16, 2021 to common shareholders and OP Unit holders of record as of the close of business on April 2, 2021.
- April 13, 2021: Announced that the Company has earned the 2021 ENERGY STAR® Partner of the Year Award from the U.S. Environmental Protection Agency and the U.S. Department of Energy.

FIRST QUARTER INVESTMENT HIGHLIGHTS

- Atlanta Medical Condominium Investments, Atlanta, GA
- Mezzanine Loan - Trinitas Regional MOB, Elizabeth, NJ
- TOPA Hillwood Construction Loan, Fort Worth, TX

SUBSEQUENT EVENTS

- Atlanta Medical Condominium Investment, Atlanta, GA
- AdventHealth Wesley Chapel MOB II, Wesley Chapel, FL



North Mountain MOB
Phoenix, AZ



Park Nicollet Clinic
Chanhassen, MN

6

7 FINANCIAL HIGHLIGHTS (Unaudited and in thousands, except sq. ft. and per share data) (1) Unadjusted for unamortized fair value adjustments, unamortized discount, and unamortized deferred financing costs. G ro ss R ea l E st at e In ve st m en ts G L A in SF Portfolio Growth Since IPO Gross Real Estate Assets Gross Real Estate Investments/Quarter Total Health Care Property GLA IPO Q3-2013 Q4-2013 Q1-2014 Q2-2014 Q3-2014 Q4-2014 Q1-2015 Q2-2015 Q3-2015 Q4-2015 Q1-2016 Q2-2016 Q3-2016 Q4-2016 Q1-2017 Q2-2017 Q3-2017 Q4-2017 Q1-2018 Q2-2018 Q3-2018 Q4-2018 Q1-2019 Q2-2019 Q3-2019 Q4-2019 Q1-2020 Q2-2020 Q3-2020 Q4-2020 Q1-2021 $0 $500,000 $1,000,000 $1,500,000 $2,000,000 $2,500,000 $3,000,000 $3,500,000 $4,000,000 $4,500,000 $5,000,000 0 2,000,000 4,000,000 6,000,000 8,000,000 10,000,000 12,000,000 14,000,000 16,000,000 INCOME Three Months Ended March 31, 2021 December 31, 2020 Revenues $ 113,339 $ 111,445 Net income 17,805 18,609 NOI 82,496 80,131 Annualized Adjusted EBITDAre 311,452 312,756 Net income available to common shareholders per common share $ 0.08 $ 0.08 Normalized FFO 57,668 56,704 Normalized FFO per common share $ 0.27 $ 0.26 Normalized FAD 54,463 53,001 CAPITALIZATION As of ASSETS March 31, 2021 December 31, 2020 Gross Real Estate Investments (including gross lease intangibles) 5,019,592 5,008,645 Total Assets 4,370,895 4,413,950 DEBT AND EQUITY Consolidated Debt (1) 1,432,076 1,449,001 Total Equity 2,735,231 2,715,002 Equity Market Capitalization 3,760,577 3,730,001 Consolidated Firm Value 5,319,355 5,335,201 Consolidated Debt / Total Firm Value 26.9% 27.2% $123,998 $5,019,592

8 RECONCILIATION OF NON-GAAP MEASURES: FUNDS FROM OPERATIONS (FFO), NORMALIZED FUNDS FROM OPERATIONS (NORMALIZED FFO), AND NORMALIZED FUNDS AVAILABLE FOR DISTRIBUTION (NORMALIZED FAD) (Unaudited and in thousands, except share and per share data) Three Months Ended March 31, 2021 Three Months Ended December 31, 2020 Net income $ 17,805 $ 18,609 Net income attributable to NCI - partially owned properties (152) (133) Preferred distributions (13) (290) Depreciation and amortization expense 37,877 37,747 Depreciation and amortization expense - partially owned properties (70) (90) Loss (gain) on the sale of investment property 24 (5,842) Impairment loss — 4,872 Proportionate share of unconsolidated joint venture adjustments 2,197 1,831 FFO applicable to common shares $ 57,668 $ 56,704 Net change in fair value of derivative — — Net change in fair value of contingent consideration — — Normalized FFO applicable to common shares $ 57,668 $ 56,704 Net income available to common shareholders per common share $ 0.08 $ 0.08 FFO per common share $ 0.27 $ 0.26 Normalized FFO per common share $ 0.27 $ 0.26 Normalized FFO applicable to common shares $ 57,668 $ 56,704 Non-cash share compensation expense 3,707 3,325 Straight-line rent adjustments (2,725) (2,771) Amortization of acquired above/below market leases/assumed debt 864 873 Amortization of lease inducements 264 288 Amortization of deferred financing costs 581 583 TI/LC and recurring capital expenditures (5,638) (5,872) Loan reserve adjustments (47) (19) Proportionate share of unconsolidated joint venture adjustments (211) (110) Normalized FAD applicable to common shares $ 54,463 $ 53,001 Weighted average number of common shares outstanding 217,322,425 215,833,617

9 RECONCILIATION OF NON-GAAP MEASURES: NET OPERATING INCOME AND ADJUSTED EBITDAre (Unaudited and in thousands) NET OPERATING INCOME Three Months Ended March 31, 2021 Three Months Ended December 31, 2020 Net income $ 17,805 $ 18,609 General and administrative 9,465 8,198 Depreciation and amortization expense 37,976 37,846 Interest expense 13,715 13,658 Loss (gain) on the sale of investment property 24 (5,842) Impairment loss — 4,872 Proportionate share of unconsolidated joint venture adjustments 3,511 2,790 NOI $ 82,496 $ 80,131 NOI $ 82,496 $ 80,131 Straight-line rent adjustments (2,725) (2,771) Amortization of acquired above/below market leases 880 888 Amortization of lease inducements 264 288 Loan reserve adjustments (47) (19) Proportionate share of unconsolidated joint venture adjustments (171) (115) Cash NOI $ 80,697 $ 78,402 Cash NOI $ 80,697 $ 78,402 Assets not held for all periods (2,049) (1,623) LTACH & Hospital Cash NOI (4,336) (4,284) Lease termination fees — (117) Interest income on real estate loans (4,107) (3,524) Joint ventures and other income (3,270) (2,910) MOB Same-Store Cash NOI $ 66,935 $ 65,944 EBITDAre Three Months Ended March 31, 2021 Net income $ 17,805 Depreciation and amortization expense 37,976 Interest expense 13,715 Loss on the sale of investment property 24 Proportionate share of unconsolidated joint venture adjustments 3,482 EBITDAre $ 73,002 Non-cash share compensation expense 3,707 Pursuit costs 20 Non-cash intangible amortization 1,128 Pro forma adjustments for investment activity 6 Adjusted EBITDAre $ 77,863 Adjusted EBITDAre Annualized (1) $ 311,452 (1) Amounts are annualized and actual full year results may differ significantly from the annualized amounts shown.

10 (1) Unadjusted for unamortized fair value adjustments, unamortized discount, and unamortized deferred financing costs. (2) Weighted average maturity of Mortgage Debt is 3.2 years. Debt is 27% of Firm Value Debt Equity MARKET CAPITALIZATION AND DEBT SUMMARY (Unaudited and in thousands, except share and per share data) MARKET CAPITALIZATION March 31, 2021 Unsecured credit facility debt $ 406,000 Unsecured notes 975,000 Mortgage debt 51,076 Consolidated Debt (1) 1,432,076 Pro rata share of unconsolidated joint venture debt 136,150 Enterprise debt $ 1,568,226 Redeemable equity $ 6,733 Share price $ 17.67 Total common shares outstanding 212,822,677 Total OP Units outstanding 5,683,964 Total dilutive restricted common shares and units 1,105,480 Implied equity market capitalization $ 3,880,546 Consolidated Firm Value (Debt + Pref. + Equity) $ 5,319,355 Consolidated Debt/Gross Assets 28.1% Consolidated Debt/Total Firm Value 26.9% ENTERPRISE DEBT SUMMARY (1) Balance as of March 31, 2021 Interest Rate Maturity Date Revolving Credit Facility Debt $ 156,000 1.0% 9/18/2022 Credit Facility Term Debt 250,000 2.1% 6/10/2023 Senior Unsecured Notes January '16 - Series A 15,000 4.0% 1/7/2023 January '16 - Series B 45,000 4.4% 1/7/2026 January '16 - Series C 45,000 4.6% 1/7/2028 January '16 - Series D 45,000 4.7% 1/7/2031 August '16 - Series A 25,000 4.1% 8/11/2025 August '16 - Series B 25,000 4.2% 8/11/2026 August '16 - Series C 25,000 4.2% 8/11/2027 March '17 400,000 4.3% 3/15/2027 December '17 350,000 4.0% 1/15/2028 Pro Rata Share Of Unconsolidated Joint Venture Debt 136,150 3.7 % Various Mortgage Debt, Maturing:(2) 2021 — — % 2022 20,495 5.0% 2023 — — % Thereafter 30,581 4.3% $ 1,568,226 3.5 % Enterprise Debt Repayment Schedule as of March 31, 2021 $1,371 $176,825 $266,008 $41,334 $25,476 $151,963 $425,476 $479,773 2021 2022 2023 2024 2025 2026 2027 Thereafter $0 $150,000 $300,000 $450,000 $600,000

11 LEVERAGE STATISTICS AND COVENANT PERFORMANCE (Unaudited and in thousands, except share and per share data) CONSOLIDATED LEVERAGE STATISTICS Quarter Ended March 31, 2021 Consolidated debt $ 1,432,076 Net consolidated debt (less cash) 1,428,127 Adjusted EBITDAre $ 77,863 Less: Amounts attributable to Unconsolidated Joint Ventures (3,482) Consolidated Adjusted EBITDAre $ 74,381 Consolidated Adjusted EBITDAre (annualized)* $ 297,524 Net Consolidated Debt / Consolidated Adjusted EBITDAre Ratio 4.80x Consolidated Adjusted EBITDAre $ 74,381 Cash interest expense 13,150 Interest Coverage Ratio 5.66x Consolidated interest expense $ 13,715 Capitalized interest 84 Secured debt principal amortization 454 Total fixed charges $ 14,253 Consolidated Adjusted EBITDAre 74,381 Consolidated Adjusted EBITDAre / Fixed Charge Coverage Ratio 5.22x Implied equity market cap $ 3,880,546 Redeemable equity 6,733 Consolidated debt 1,432,076 Consolidated Firm Value $ 5,319,355 Net consolidated debt (less cash) $ 1,428,127 Gross assets 5,092,351 Net Consolidated Debt / Gross Assets 28.0 % Net Consolidated Debt / Consolidated Firm Value 26.8 % Weighted average common shares 210,529,698 Weighted average OP Units not owned by DOC 5,687,247 Dilutive effect of unvested restricted common shares and share units 1,105,480 Weighted Average Common Shares and OP Units - Diluted 217,322,425 * Amounts are annualized and actual results may differ significantly from the annualized amounts shown. COVENANT PERFORMANCE Required March 31, 2021 Total Leverage Ratio ≤ 60.0% 30.2% Total Secured Leverage Ratio ≤ 40.0% 1.1% Maintenance of Unencumbered Assets ≥ 1.5x 3.3x Consolidated Debt Service (Trailing Four Quarters) ≥ 1.5x 5.0x ENTERPRISE LEVERAGE STATISTICS Quarter Ended March 31, 2021 Enterprise debt $ 1,568,226 Net enterprise debt (less cash) 1,564,277 Adjusted EBITDAre (annualized)* 311,452 Net Enterprise Debt / Adjusted EBITDAre Ratio 5.02x

PHYSICIANS REALTY TRUST

MOB SAME-STORE PORTFOLIO PERFORMANCE AND PORTFOLIO OCCUPANCY
(Unaudited and in thousands, except property count and sq. ft. data.)

MOB SAME-STORE PORTFOLIO ANALYSIS

	Portfolio Quarter Ended March 31, 2021	MOB Same-Store Quarter Ended March 31, 2021
Number of health care properties	274	247
Gross leasable area	14,550,809	12,987,061
Cash NOI	$ 80,697	$ 66,935
% Leased	95.8 %	95.5 %


MOB Same-Store Cash NOI, 82.9%
Other Cash NOI, 17.1%

MOB SAME-STORE PORTFOLIO PERFORMANCE

	Year-Over-Year Comparison			Sequential Comparison		
	Q1'21	Q1'20	Change	Q1'21	Q4'20	Change
Number of MOBs	247	247	—	247	247	—
Gross leasable area	12,987,061	12,987,061	—	12,987,061	12,987,061	—
% Leased	95.5 %	95.8 %	-30 bps	95.5 %	95.5 %	— bps
Rental revenues	$ 98,816	$ 95,193	+3.8 %	$ 98,816	$ 97,811	+1.0 %
Operating expenses	(31,881)	(29,849)	+6.8 %	(31,881)	(31,867)	— %
MOB Same-Store Cash NOI	**$ 66,935**	**$ 65,344**	**+2.4 %**	**$ 66,935**	**$ 65,944**	**+1.5 %**
Cash NOI	**$ 80,697**	**$ 75,972**		**$ 80,697**	**$ 78,402**	
Cash NOI from:						
Assets not held for all periods	(2,049)	(566)		(2,049)	(1,623)	
Repositioning assets	—	—		—	—	
LTACH & Hospital Cash NOI	(4,336)	(3,822)		(4,336)	(4,284)	
Lease termination fees	—	(180)		—	(117)	
Interest income on real estate loans	(4,107)	(3,487)		(4,107)	(3,524)	
Joint ventures and other income	(3,270)	(2,573)		(3,270)	(2,910)	
MOB Same-Store Cash NOI	**$ 66,935**	**$ 65,344**		**$ 66,935**	**$ 65,944**	

PORTFOLIO OCCUPANCY

	Quarter Ended March 31, 2021	Percentage of Total GLA March 31, 2021
Total GLA		
Total square feet beginning of quarter	14,584,930	100.2 %
Acquired GLA[(1)]	9,968	0.1 %
Disposed GLA	(44,089)	(0.3)%
Total square feet end of quarter	14,550,809	100.0 %
Leased GLA		
Leased GLA beginning of quarter	13,960,355	95.9 %
Expirations	(191,277)	(1.3)%
Renewals	145,882	1.0 %
Retention Rate	*76 %*	
New leases commencing in quarter	51,146	0.4 %
Net absorption	5,751	— %
Net leased GLA acquired / (disposed)	(28,005)	(0.2)%
Leased GLA end of quarter	13,938,101	95.8 %

(1) Includes remeasurements of existing properties totaling 2,356 square feet.

12

PHYSICIANS REALTY TRUST

INVESTMENT ACTIVITY AND CONSTRUCTION LOAN SUMMARY
(Unaudited and in thousands, except sq. ft. data)

QUARTERLY INVESTMENTS

Investment	Location	Acquisition Date	First Year Cash Yield	% Leased		Investment Amount	GLA
Earnout - TOPA Fort Worth MOB	Fort Worth, TX	1/11/2021	N/A	N/A	(1)	$ 298	—
Atlanta Medical Condominium Investment	Atlanta, GA	Various	N/A	39.2%	(2)	710	2,640
Mezzanine Loan - Trinitas MOB	Elizabeth, NJ	1/27/2021	8.0%	—		4,840	—
Construction Loan Draw	Fort Worth, TX	3/29/2021	6.0%	—		2,558	—
Total / Weighted Average			**7.3%**	**39.2%**		**$ 8,406**	**2,640**

(1) The Company completed the settlement of an acquisition related earn-out payment upon the execution of leases at our TOPA Fort Worth MOB. The earn-out payment is considered to be additional purchase price.
(2) The Company purchased two condominium units, with one of the units being vacant at the time of purchase.

QUARTERLY DISPOSITIONS

Property	Location	Date	Proceeds	GLA
Hackley MOB	Grand Rapids, MI	3/22/2021	$ 500	44,089

CONSTRUCTION LOAN SUMMARY

Construction Loan		Location	Estimated Date of Completion	Interest Rate	Quarterly Fundings	Amount Drawn to Date	Total Commitment	Purchase Option Cap Rate
Cambridge Denton	(1)	Denton, TX	May 2020	6.3%	$ —	$ 15,500	$ 15,500	6.0%
TOPA Hillwood		Fort Worth, TX	2Q 2022	6.0%	2,558	2,558	10,500	6.2%
Total					**$ 2,558**	**$ 18,058**	**$ 26,000**	

(1) The Company has provided final funding on this loan and construction was completed in May 2020. The loan includes a fixed purchase option of $15.5 million, exercisable in May 2021.



Crescent City Surgical Centre
Metairie, LA



TOPA Fort Worth
Fort Worth, TX

13

PHYSICIANS REALTY TRUST

PORTFOLIO DIVERSIFICATION
(As of March 31, 2021, $ in thousands)

	# of Properties	GLA	% of Total	% of Q1 Cash NOI	% Leased	Coverage Ratio
Single-tenant MOBs	122	5,231,777	36.0%	39.0%	100.0%	N/A
Multi-tenant MOBs	132	8,113,187	55.7%	51.6%	93.0%	N/A
Specialty Hospitals	5	313,959	2.2%	4.1%	100.0%	6.1x(1)
LTACHs	3	310,352	2.1%	1.6%	100.0%	2.2x
Consolidated Total	**262**	**13,969,275**	**96.0%**	**96.3%**	**95.9%**	
Pro Rata Unconsolidated Joint Venture Assets	12	581,534	4.0%	3.7%	92.6%	N/A
Portfolio Total	**274**	**14,550,809**	**100.0%**	**100.0%**	**95.8%**	

(1) Adjusted for the exclusion of the Company's El Paso Specialty Hospital.

UNCONSOLIDATED JOINT VENTURE SUMMARY

Joint Venture	% Ownership	# of Properties	GLA	Q1 Cash NOI	% Leased
PMAK Joint Venture	12.3%	60	2,923,589	$ 14,124	89.9%
Davis Joint Venture	49.0%	8	309,777	1,513	98.4%
MedCore Realty Eden Hill, LLC	49.0%	1	140,205	741	94.3%
DOC's Pro Rata Share	17.2%	12	581,534	$ 2,849	92.6%

Top Ten States
(Based of GLA)


Texas, 14%
Indiana, 8%
Georgia, 7%
Nebraska, 7%
Kentucky, 7%
Minnesota, 6%
Tennessee, 5%
Arizona, 5%
Ohio, 5%
New York, 4%
Other, 32%

Lease Type
(Based of Annualized Base Revenue)


NNN, 81%
Absolute Net, 12%
Gross, 2%
Modified Gross, 5%

Campus Proximity
(Based of Annualized Base Revenue)


Off-Campus / Affiliated, 38%
Off-Campus / Unaffiliated, 12%
On-Campus / Adjacent, 50%

Consolidated 603 Asset Mix
(Based of Annualized Base Revenue)


603 Assets, 16%
Non-603 Assets, 84%

14

PHYSICIANS REALTY TRUST

CONSOLIDATED LEASING RELATIONSHIPS AND EXPIRATION SCHEDULE
(As of March 31, 2021, $ in thousands)

INVESTMENT GRADE TENANCY [1]

Relationship	Credit Rating (Moody's / S&P)	Leased GLA	% of Leased GLA	Annualized Base Rent	% of Total Annualized Base Rent
CommonSpirit Health	Baa1/BBB+	2,773,285	20.7%	$ 50,997	16.6%
Ascension Health Alliance	Aa2/AA+	607,934	4.5%	14,965	4.9%
University of Louisville	Baa1/A+	598,560	4.5%	12,230	4.0%
McKesson Corporation	Baa2/BBB+	367,235	2.7%	9,848	3.2%
Baylor Scott and White Health	Aa3/AA-	268,639	2.0%	8,156	2.7%
HonorHealth	A2/NA	257,506	1.9%	6,399	2.1%
United Healthcare Group Incorporated	A3/A+	226,004	1.7%	6,749	2.0%
Trinity Health Credit Group	Aa3/AA-	185,417	1.4%	4,502	1.5%
Other		2,367,983	17.7%	56,389	18.3%
Total		**7,652,563**	**57.1%**	**$ 170,235**	**55.3%**

TOP 10 TENANTS BY ABR

Tenant	Weighted Avg. Remaining Lease Term	Leased GLA	% of Leased GLA	Annualized Base Rent	% of Total Annualized Base Rent
CommonSpirit - CHI - Nebraska	5.7	899,129	6.7%	$ 17,286	5.6%
Northside Hospital	7.7	662,816	4.9%	15,070	4.9%
UofL Health - Louisville, Inc.	5.4	598,560	4.5%	12,230	4.0%
US Oncology	6.3	367,235	2.7%	9,848	3.2%
Baylor Scott and White Health	4.8	268,639	2.0%	8,156	2.7%
Ascension - St. Vincent's - Indianapolis	6.1	366,096	2.7%	7,877	2.6%
CommonSpirit - CHI - St. Alexius (ND)	5.3	359,209	2.7%	6,650	2.2%
HonorHealth	9.1	257,506	1.9%	6,399	2.1%
Great Falls Clinic	14.3	185,085	1.4%	5,607	1.7%
CommonSpirit - CHI - Franciscan	5.2	292,736	2.1%	5,456	1.7%
Total / Weighted Average	**6.5**	**4,257,011**	**31.6%**	**$ 94,579**	**30.7%**

LEASE EXPIRATION SCHEDULE

Expiration Year	Expiring Leases	Expiring Lease GLA	% of Total GLA	Expiring Lease ABR	% of Total ABR	Average Rent per SF
2021	137	433,953	3.1%	$ 9,987	3.2%	$23.01
2022	111	586,401	4.2%	14,232	4.6%	24.27
2023	122	649,095	4.6%	15,127	4.9%	23.30
2024	98	815,949	5.8%	18,783	6.1%	23.02
2025	162	1,028,123	7.4%	25,153	8.2%	24.46
2026	126	3,239,263	23.2%	70,198	22.8%	21.67
2027	94	1,439,164	10.3%	30,660	10.0%	21.30
2028	78	1,369,098	9.8%	30,737	10.0%	22.45
2029	35	583,608	4.2%	15,525	5.0%	26.60
2030	49	583,171	4.2%	12,579	4.1%	21.57
Thereafter	78	2,633,534	18.8%	64,119	20.9%	24.35
MTM	29	38,080	0.3%	482	0.2%	12.65
Vacant		569,836	4.1%			
Total / W.A.	**1,119**	**13,969,275**	**100.0%**	**$ 307,582**	**100.0%**	**$22.95**

(1) Represents direct leases to investment grade entities and their subsidiaries. Parent rating used where direct tenant is not rated.

15

16 CONSOLIDATED BALANCE SHEETS (In thousands, except share data) March 31, 2021 December 31, 2020 ASSETS Investment properties: Land and improvements $ 231,645 $ 231,621 Building and improvements 3,825,776 3,824,796 Tenant improvements 76,008 73,145 Acquired lease intangibles 405,601 406,935 4,539,030 4,536,497 Accumulated depreciation (721,456) (687,554) Net real estate property 3,817,574 3,848,943 Right-of-use lease assets, net 136,589 137,180 Real estate loans receivable, net 206,938 198,800 Investments in unconsolidated entities 75,537 77,755 Net real estate investments 4,236,638 4,262,678 Cash and cash equivalents 3,949 2,515 Tenant receivables, net 5,696 4,757 Other assets 124,612 144,000 Total assets $ 4,370,895 $ 4,413,950 LIABILITIES AND EQUITY Liabilities: Credit facility $ 402,827 $ 412,322 Notes payable 968,868 968,653 Mortgage debt 50,950 57,875 Accounts payable 2,658 7,007 Dividends and distributions payable 52,320 52,116 Accrued expenses and other liabilities 71,043 91,929 Lease liabilities 73,946 74,116 Acquired lease intangibles, net 6,319 6,641 Total liabilities 1,628,931 1,670,659 Redeemable noncontrolling interests - Series A Preferred Units (2020) and partially owned properties 6,733 28,289 Equity: Common shares, $0.01 par value, 500,000,000 common shares authorized, 212,822,677 and 209,550,592 common shares issued and outstanding as of March 31, 2021 and December 31, 2020, respectively 2,128 2,096 Additional paid-in capital 3,356,415 3,303,231 Accumulated deficit (689,769) (658,171) Accumulated other comprehensive loss (5,062) (5,859) Total shareholders’ equity 2,663,712 2,641,297 Noncontrolling interests: Operating Partnership 71,113 73,302 Partially owned properties 406 403 Total noncontrolling interests 71,519 73,705 Total equity 2,735,231 2,715,002 Total liabilities and equity $ 4,370,895 $ 4,413,950

17 CONSOLIDATED STATEMENTS OF INCOME (In thousands, except share and per share data) Three Months Ended March 31, 2021 2020 Revenues: Rental revenues $ 80,395 $ 77,870 Expense recoveries 27,560 24,876 Interest income on real estate loans and other 5,384 4,682 Total revenues 113,339 107,428 Expenses: Interest expense 13,715 15,626 General and administrative 9,465 8,977 Operating expenses 33,934 30,963 Depreciation and amortization 37,976 36,747 Total expenses 95,090 92,313 Income before equity in loss of unconsolidated entities and loss on sale of investment property: 18,249 15,115 Equity in loss of unconsolidated entities (420) (155) Loss on sale of investment property (24) — Net income 17,805 14,960 Net income attributable to noncontrolling interests: Operating Partnership (459) (404) Partially owned properties (1) (152) (142) Net income attributable to controlling interest 17,194 14,414 Preferred distributions (13) (317) Net income attributable to common shareholders $ 17,181 $ 14,097 Net income per share: Basic $ 0.08 $ 0.07 Diluted $ 0.08 $ 0.07 Weighted average common shares: Basic 210,529,698 196,211,728 Diluted 217,322,425 202,842,340 Dividends and distributions declared per common share $ 0.23 $ 0.23 (1) Includes amounts attributable to redeemable noncontrolling interests.

18 REPORTING DEFINITIONS Adjusted Earnings Before Interest Taxes, Depreciation and Amortization for Real Estate (Adjusted EBITDAre): We define Adjusted EBITDAre as EBITDAre, computed in accordance with standards established by the National Association of Real Estate Investment Trusts (“Nareit”), plus non-cash compensation, other non-recurring items, pursuit costs, non-cash intangible amortization, and pro forma impact of investment activity. We consider Adjusted EBITDAre an important measure because it provides additional information to allow management, investors, and our current and potential creditors to evaluate and compare our core operating results and our ability to service debt. Annualized Base Rent (ABR): Annualized base rent is calculated by multiplying reported base rent for March 2021 by 12 (but excluding the impact of straight- line rent). Cash Net Operating Income (NOI): Cash NOI is a non-GAAP financial measure which excludes from NOI straight-line rent adjustments, amortization of acquired above and below market leases, and other non-cash and normalizing items, including our share of all required adjustments from unconsolidated joint ventures. Other non-cash and normalizing items include items such as the amortization of lease inducements, loan reserve adjustments, payments received from seller master leases and rent abatements, and changes in fair value of contingent consideration. We believe that Cash NOI provides an accurate measure of the operating performance of our operating assets because it excludes certain items that are not associated with management of the properties. Additionally, we believe that Cash NOI is a widely accepted measure of comparative operating performance in the real estate community. Our use of the term Cash NOI may not be comparable to that of other real estate companies as such other companies may have different methodologies for computing this amount. Coverage Ratio: Reflects the ratio of full-year EBITDAR to rent of indicated properties. Coverage ratios are calculated one quarter in arrears, beginning the first full quarter after acquisition, for all properties the company has owned for fifteen months. Management fee is standardized to 4% of revenues for LTACHs. Earnings Before Interest Taxes, Depreciation, Amortization and Rent (EBITDAR): We define EBITDAR as net (loss) income computed in accordance with GAAP plus depreciation, amortization, interest expense and net change in the fair value of derivative financial instruments, net (loss) included from discontinued operations, stock based compensation, acquisition-related expenses and lease expense. We consider EBITDAR an important measure because it provides additional information to allow management, investors, and our current and potential creditors to evaluate and compare our tenants ability to fund their rent obligations. Earnings Before Interest Taxes, Depreciation and Amortization for Real Estate (EBITDAre): In 2017, Nareit issued a white paper defining EBITDA for real estate as net income or loss computed in accordance with GAAP plus interest expense, income tax expense, depreciation and amortization expense, impairment, gains or losses from the sale of real estate; and the proportionate share of joint venture depreciation, amortization and other adjustments. We adopted the use of EBITDAre in the first quarter of 2018. Funds From Operations (FFO): Funds from operations, or FFO, is a widely recognized measure of REIT performance. We believe that information regarding FFO is helpful to shareholders and potential investors because it facilitates an understanding of the operating performance of our properties without giving effect to real estate depreciation and amortization, which assumes that the value of real estate assets diminishes ratably over time. We calculate FFO in accordance with standards established by the National Association of Real Estate Investment Trusts (Nareit). Nareit defines FFO as net income or loss (computed in accordance with GAAP) before noncontrolling interests of holders of OP units, excluding preferred distributions, gains (or losses) on sales of depreciable operating property, impairment write-downs on depreciable assets, plus real estate related depreciation and amortization (excluding amortization of deferred financing costs). Our FFO computation includes our share of required adjustments from our unconsolidated joint ventures and may not be comparable to FFO reported by other REITs that do not compute FFO in accordance with the Nareit definition or that interpret the Nareit definition differently than we do. The GAAP measure that we believe to be most directly comparable to FFO, net income, includes depreciation and amortization expenses, gains or losses on property sales, impairments, and noncontrolling interests. In computing FFO, we eliminate these items because, in our view, they are not indicative of the results from the operations of our properties. To facilitate a clear understanding of our historical operating results, FFO should be examined in conjunction with net income (determined in accordance with GAAP) as presented in our financial statements. FFO does not represent cash generated from operating activities in accordance with GAAP, should not be considered to be an alternative to net income or loss (determined in accordance with GAAP) as a measure of our liquidity and is not indicative of funds available for our cash needs, including our ability to make cash distributions to shareholders. Gross Leasable Area (GLA): Gross leasable area (in square feet). Gross Real Estate Investments: Based on acquisition price (and includes lease intangibles). Health System: We define an entity to be a health system if each of the following criteria are met: 1) the entity provides inpatient or outpatient services in the primary course of business; 2) services are provided at more than one campus or site of care; and 3) if the entity only provides outpatient services, they must employ a minimum of 50 physicians. Health System-Affiliated: Properties are considered affiliated with a health system if one or more of the following conditions are met: 1) the land parcel is contained within the physical boundaries of a hospital campus; 2) the land parcel is located adjacent to the campus; 3) the building is physically connected to the hospital regardless of the land ownership structure; 4) a ground lease is maintained with a health system entity; 5) a master lease is maintained with a health system entity; 6) significant square footage is leased to a health system entity; 7) the property includes an ambulatory surgery center with a hospital ownership interest; or 8) a significant square footage is leased to a physician group that is either employed, directly or indirectly by a health system, or has a significant clinical and financial affiliation with the health system. Hospitals: Hospitals refer to specialty surgical hospitals. These hospitals provide a wide range of inpatient and outpatient services, including but not limited to, surgery and clinical laboratories. Hospital Campus: We define a hospital campus to be the physical area immediately adjacent to a hospital institution's main buildings, including other areas and structures that are located within 250 yards of the main buildings.

19 REPORTING DEFINITIONS (continued) LTACHs: Long-term acute care hospitals (LTACH) provide inpatient services for patients with complex medical conditions who require more sensitive care, monitoring or emergency support than that available in most skilled nursing facilities. Medical Office Building (MOB): Medical office buildings are office and clinic facilities, often located near hospitals or on hospital campuses, specifically constructed and designed for use by physicians and other health care personnel to provide services to their patients. They may also include ambulatory surgery centers that are used for general or specialty surgical procedures not requiring an overnight stay in a hospital. Medical office buildings may contain sole and group physician practices and may provide laboratory and other patient services. MOB Same-Store Cash Net Operating Income (NOI): MOB Same-Store Cash NOI is a non-GAAP financial measure which excludes from Cash NOI assets not held for the entire preceding five quarters, non-MOB assets, lease termination fees, and other normalizing items not specifically related to the same-store property portfolio. Management considers MOB Same-Store Cash NOI a supplemental measure because it allows investors, analysts, and Company management to measure unlevered property-level operating results. Our use of the term MOB Same-Store Cash NOI may not be comparable to that of other real estate companies, as such other companies may have different methodologies for computing this amount. MOB Same-Store Portfolio: The MOB same-store portfolio consists of medical office properties held by the Company for the entire preceding five quarters. Net Operating Income (NOI): NOI is a non-GAAP financial measure that is defined as net income or loss, computed in accordance with GAAP, generated from our total portfolio of properties and other investments before general and administrative expenses, depreciation and amortization expense, interest expense, net change in the fair value of derivative financial instruments, gain or loss on the sale of investment properties, and impairment losses, including our share of all required adjustments from our unconsolidated joint ventures. We believe that NOI provides an accurate measure of operating performance of our operating assets because NOI excludes certain items that are not associated with management of the properties. Our use of the term NOI may not be comparable to that of other real estate companies as they may have different methodologies for computing this amount. Normalized Funds Available for Distribution (Normalized FAD): We define Normalized FAD, a non-GAAP measure, which excludes from Normalized FFO non-cash share compensation expense, straight-line rent adjustments, amortization of acquired above-market or below-market leases and assumed debt, amortization of lease inducements, amortization of deferred financing costs, and loan reserve adjustments, including our share of all required adjustments from unconsolidated joint ventures. We also adjust for recurring capital expenditures related to tenant improvements and leasing commissions, and cash payments from seller master leases and rent abatement payments, including our share of all required adjustments for unconsolidated joint ventures. Other REITs or real estate companies may use different methodologies for calculating Normalized FAD, and accordingly, our computation may not be comparable to those reported by other REITs. Although our computation of Normalized FAD may not be comparable to that of other REITs, we believe Normalized FAD provides a meaningful supplemental measure of our performance due to its frequency of use by analysts, investors, and other interested parties in the evaluation of our performance as a REIT. Normalized FAD should not be considered as an alternative to net income or loss attributable to controlling interest (computed in accordance with GAAP) or as an indicator of our financial performance. Normalized FAD should be reviewed in connection with other GAAP measurements. Normalized Funds From Operations (Normalized FFO): Changes in the accounting and reporting rules under GAAP have prompted a significant increase in the amount of non-operating items included in FFO, as defined. Therefore, we use Normalized FFO, which excludes from FFO net change in fair value of derivative financial instruments, acceleration of deferred financing costs, net change in fair value of contingent consideration, and other normalizing items. However, our use of the term Normalized FFO may not be comparable to that of other real estate companies as they may have different methodologies for computing this amount. Normalized FFO should not be considered as an alternative to net income or loss (computed in accordance with GAAP), as an indicator of our financial performance or of cash flow from operating activities (computed in accordance with GAAP), or as an indicator of our liquidity, nor is it indicative of funds available to fund our cash needs, including its ability to make distributions. Normalized FFO should be reviewed in connection with other GAAP measurements. Occupancy: Occupancy represents the percentage of total gross leasable area that is leased, including month-to-month leases, leases in holdover status, and leases that are signed but not yet commenced, as of the date reported. Off-Campus: A building portfolio that is not located on or adjacent to key hospital based-campuses. On-Campus / Affiliated: Refers to a property that is either located within a quarter mile of a hospital campus or is located more than a quarter mile from a hospital campus but is affiliated with a health system. Section 603 Assets: For the purposes of this Supplemental Information, "603 Asset" is defined to be our estimate of Annualized Base Revenue (ABR) as a percentage of all our ABR, derived from leases to hospitals for hospital outpatient department space located in an off-campus medical office building at least 250 yards from the hospital's main campus inpatient location, and that was billing Medicare for outpatient department services provided in that off-campus location as of November 2, 2015. ABR that is "not-603" for the purposes of this Supplemental Information could and would include ABR from space leased to a hospital outpatient department services provided in leased space within the 250 yard requirement for on-campus locations or in buildings that are more than 250 yards from the hospital service provider's main campus, but the hospital did not start billing for that service in the location until after November 2, 2015. djac